UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 8, 2002

Cytomedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware 0-28443 23-3011702

(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

New address

Eden Tower Plaza, 790 Frontage Road, Northfield, Illinois 60093

Registrant's telephone number, including area code (847) 441-2485

Three Parkway North, Deerfield, Illinois 60015

(Former name or former address, if changed since last report)

Item 3.

A plan of reorganization has been submitted but has not yet been confirmed. See Item 5.

Item 5. Other Events

As reported in form 8-K filed on August 8, 2001, Cytomedix, Inc. (the "Company"), filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Northern District of Illinois, Eastern Division (Case No. 01- 27610). The Court has named the Company as debtor in possession and the Company is authorized to continue to operate its business.

On March 21, 2002, the Company filed its Chapter 11 Reorganization Plan with the accompanying disclosure statement and a motion to approve the adequacy of the disclosure statement. On April 16, 2002, at 9:30 a.m., a hearing will be held before the Honorable Eugene R. Wedoff, United States Bankruptcy Judge for the Northern District of Illinois in Courtroom 744 of the United States Courthouse, 219 South Dearborn Street, Chicago, Illinois, to consider the motion and any objections thereto.

Any responses or objections to the Disclosure Statement should be filed with the Court by April 15, 2002, and served upon the Company's bankruptcy counsel by 4:30 p.m. on that day. Company's counsel should be served at the following address: Steven R. Jakubowski, Robert F. Coleman & Associates, 77 West Wacker Drive, Suite 4800, Chicago, Illinois 60601.

All objections should (i) comply with the Federal Rules of Bankruptcy Procedure, (ii) state the name of the objector and the nature and amount of its claim against or interest in the Company, (iii) state with particularity the legal and factual ground(s) for such objections(s), and (iv) provide a specific reference to the text of the disclosure statement to which the objection is made and provide proposed language changes or insertions into the text of the disclosure statement to resolve such objections.

The Proposed Plan of Reorganization and Disclosure Statement to the Plan of Reorganization and some of the exhibits thereto are included in this filing. Those Exhibits which either were submitted or will be submitted with the Proposed Plan and Disclosure Statement, but which are not included in this filing, are as follows: the Patent License Agreements, Schedule of Contracts to be Assumed, Schedule of Contracts to be Rejected, the Projected Balance Sheets, the Historical Financial Statements with Independent Auditors' Report and the Liquidation Analysis. Any of these exhibits are available upon request to the Company's bankruptcy counsel at the name and address hereinabove stated. THIS PLAN HAS NOT YET BEEN CONFIRMED BY THE BANKRUPTCY COURT.

Item 7. Financial Statements and Exhibits
Exhibit Number	Description of Exhibit
2.01	Proposed Disclosure Statement to the Plan of Reorganization
2.02_AppA	Appendix A to the Proposed Disclosure Statement: Plan of Reorganization
2.03_IA61	Proposed Long-Term Incentive Plan
2.04_IA64	Proposed Class A Warrant
2.05_IA65	Proposed Class B Warrant
2.06_IA70	Proposed Stock Certificate for Series A Convertible Preferred Stock
2.07_IA71	Proposed Stock Certificate for Series B Convertible Preferred Stock
2.08_IA91	Proposed Restated Bylaws
2.09_IA92A	Proposed Restated Certificate of Incorporation
2.10_IA92B	Proposed Restated Certificate of Designation
2.11_IA100	Proposed Short Selling Bar Representation
2.12_AppE	Information regarding the Certain Anticipated Officers, Directors and Consultants of the Reorganized Debtor
2.13_AppF	List of Potential Defendants in Causes of Action for Infringement or Unauthorized Use of Intellectual Property Assets or Breaches of Confidentiality, Nondisclosure or Noncompetition Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytomedix, Inc.

By: /s/Kent Smith

Chief Executive Officer/President

Date: April 8, 2002